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                                                                EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, JOHN G. SIMMONDS, the CEO of TrackPower, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1) The Annual Report on Form 10-KSB of the Company for the twelve month period ended February 28, 2003, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:      /s/ John G. Simmonds
                                                     --------------------
                                                     CEO


A signed original of this written statement required by Section 906 has been provided to TrackPower, Inc. and will be retained by TrackPower, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                            Date:    June 13, 2003


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, John G. Simmonds, the CFO of TrackPower, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1) The Annual Report on Form 10-KSB of the Company for the twelve month period ended February 28, 2003, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            By:      /s/ John G. Simmonds
                                                     --------------------
                                                     CFO



                                            Date:    June 13, 2003

A signed original of this written statement required by Section 906 has been provided to TrackPower, Inc. and will be retained by TrackPower, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.